FIRST INTERSTATE BANK                                               EXHIBIT 10.1

                                 PROMISSORY NOTE

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
BORROWER:    MANAGED CARE SOLUTIONS, INC.            LENDER:  FIRST INTERSTATE BANK OF ARIZONA, N.A.
             2510 W. DUNLAP AVENUE, SUITE 100                 WEST/ CENTRAL BUSINESS BANKING CENTER
             PHOENIX, AZ  85021                               4000 N. CENTRAL, SUITE 200
                                                              P. O. BOX 29754, DEPT. #803
                                                              PHOENIX, AZ  85038-9754
====================================================================================================
PRINCIPAL AMOUNT: $250,000.00          INITIAL RATE: 9.250%             DATE OF NOTE: JUNE 28, 1995


PROMISE TO PAY. MANAGED CARE SOLUTIONS, INC. ("BORROWER") PROMISES TO PAY FIRST INTERSTATE BANK OF ARIZONA, N. A. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO HUNDRED FIFTY THOUSAND & 00/100 DOLLARS ($250,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON JUNE 30, 1996. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ACCRUED UNPAID INTEREST BEGINNING JULY 30, 1995, AND ALL SUBSEQUENT INTEREST PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied in any order at Lender's sole discretion.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the First Interstate Bank of Arizona, N. A. Prime Rate, which is an index rate that Lender announces from time to time for pricing certain loans (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 9.000% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.250 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 9.250% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any of the events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 4.250 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF ARIZONA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MARICOPA COUNTY, THE STATE OF ARIZONA Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Arizona.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title, and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh and trust accounts. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

06-28-1995                       PROMISSORY NOTE
                                   (CONTINUED)
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LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: JAMES A. BURNS, PRESIDENT/ASSISTANT TREASURER. Borrower agrees to be liable for all sums either:
(a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

ARBITRATION.

         BINDING ARBITRATION. Upon the demand of any party ("Party/Parties"), to a document (as defined below), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim or counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this Arbitration Program. A "Dispute" shall include any action, dispute, claim or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter arising between any of the Parties arising out of, pertaining to or in connection with any agreement, document, or instrument to which this Arbitration Program is attached or in which it appears or is referenced or any related agreements, documents, or instruments ("Documents"). Any Party who fails to submit to binding arbitration following a lawful demand by another Party shall bear all costs and expenses, including reasonable attorneys' fees, (including those incurred in any trial, bankruptcy proceeding or on appeal) incurred by the other Party in obtaining a stay of any pending judicial proceeding and compelling arbitration of any Dispute. The parties agree that any agreement, document or instrument which includes, attaches to or incorporates this Arbitration Program represents a transaction involving commerce as that term is used in the Federal Arbitration Act, ("FAA") Title 9 United States Code. THE PARTIES UNDERSTAND THAT BY THIS AGREEMENT THEY HAVE DECIDED THAT THEIR DISPUTES SHALL BE RESOLVED BY BINDING ARBITRATION RATHER THAN IN COURT, AND ONCE DECIDED BY ARBITRATION NO DISPUTE CAN LATER BE BROUGHT, FILED OR PURSUED IN COURT.

         GOVERNING RULES. Arbitrations conducted pursuant to this Arbitration Program shall be administered by the American Arbitration Association ("AAA"), or other mutually agreeable administrator ("Administrator") in accordance with the terms of this Arbitration Program and the Commercial Arbitration Rules of the AAA. Proceedings hereunder shall be governed by the provisions of the Federal Arbitration Act (Title 9 of the United States Code). The arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law designated in the Documents. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; provided, however that nothing herein shall be construed to be a waiver by any party that is a bank of the protections afforded pursuant to 12 U.S.C. 91 or any similar applicable state law.

         PRESERVATION OF REMEDIES. No provision of, nor the exercise of any rights under, this arbitration clause shall limit the right of any Party to: (a) foreclose against any real or personal property collateral or other security, or obtain a personal or deficiency award;
         (b) exercise self-help remedies (including repossession and setoff rights); or (c) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment, or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any Party to submit the Dispute to arbitration, nor render inapplicable the compulsory arbitration provisions hereof. Any claim or Dispute related to exercise of any self-help, auxiliary or other rights under this paragraph shall be a Dispute hereunder.

         ARBITRATOR POWERS AND QUALIFICATIONS; AWARDS. The Parties agree to select a neutral "qualified" arbitrator or a panel of "qualified" arbitrators to resolve any Dispute hereunder. "Qualified" means practicing attorney, with not less than 10 years practice in commercial law, licensed to practice in the state of the applicable substantive law designated in the Documents. A Dispute in which the claims or amounts in controversy do not exceed $1,000,000.00 shall be decided by a single arbitrator. A single arbitrator shall have authority to render an award up to but not to exceed $1,000,000.00 including all damages of any kind whatsoever, costs, fees, attorneys' fees and expenses. Submission to a single arbitrator shall be a waiver of all Parties' claims to recover more than $1,000,000.00. A Dispute involving claims or amounts in controversy exceeding $1,000,000.00 shall be decided by a majority vote of a panel of three qualified arbitrators. An arbitration panel shall be composed of one arbitrator who would be qualified to sit as a single arbitrator hereunder, one who has at least ten years experience in commercial lending and one who has at least ten years experience in the Borrower's industry. The arbitrator(s) shall be empowered to, at the written request of any Party in any Dispute, (a) to consolidate in a single proceeding any multiple party claims that are substantially identical or based upon the same underlying transaction; (b) to consolidate any claims and Disputes between other Parties which arise out of or relate to the subject matter hereof, including all claims by or against borrowers, guarantors, sureties and or owners of collateral; and (c) to administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. In any consolidated proceeding the first arbitrator(s) selected in any proceeding shall conduct the consolidated proceeding unless disqualified due to conflict of interest. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of the arbitration clause, including questions about the arbitrability of any Dispute, but shall have no power to change or alter the terms of this Arbitration Program. The prevailing Party in any Dispute shall be entitled to recover its reasonable attorneys' fees in any arbitration , and the arbitrator(s) shall have the power to award such fees. The award of the arbitrator(s) shall be in writing and shall set forth the factual and legal basis for the award.

06-28-1995                       PROMISSORY NOTE
                                   (CONTINUED)
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         MISCELLANEOUS. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with this arbitration clause. The Parties agree, to the maximum extent practicable, to take any action necessary to conclude an arbitration hereunder within 180 days of the filing of a Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any Party's failure to proceed within the times established herein. Arbitrations shall be conducted in the state of the applicable substantive law designated in the Documents. The provisions of this Arbitration Program shall survive any termination, amendment, or expiration hereof or of the Documents unless the Parties otherwise expressly agree in writing.
         Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the Parties or as required by applicable law or regulation. If any provision of this Arbitration
         Program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

EFFECTIVE RATE. Borrower agrees to an effective rate of interest that is the rate specified in this Note plus any additional rate resulting from any other charges in the nature of interest paid or to be paid in connection with this Note.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO
THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
MANAGED CARE SOLUTIONS, INC.

BY:      James A. Burns
         James A. Burns, President/Assistant Treasurer

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
FIRST INTERSTATE BANK

                            CHANGE IN TERMS AGREEMENT

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
BORROWER:   MANAGED CARE SOLUTIONS, INC.            LENDER:  FIRST INTERSTATE BANK OF ARIZONA, N.A.
            2510 W. DUNLAP AVENUE, SUITE 100                 WEST/ CENTRAL;  BUSINESS BANKING CENTER
            PHOENIX, AZ  85021                               4000 N. CENTRAL, SUITE 200
                                                             P. O. BOX 29754, DEPT. #803
                                                             PHOENIX, AZ  85038-9754
====================================================================================================
PRINCIPAL AMOUNT: $250,000.00          DATE OF AGREEMENT:         JULY 11, 1996

DESCRIPTION OF EXISTING INDEBTEDNESS. That certain promissory note executed by Borrower on June 28, 1995 in the original amount of $250,000.00, as it may have been amended or renewed from time to time (the "Note").

DESCRIPTION OF THE CHANGE IN TERMS. The maturity date of the existing indebtedness described above is hereby extended to September 30, 1996 when the entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable thereunder shall be due and payable.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force in effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s) including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

EFFECTIVE RATE. Borrower agrees to an effective rate of interest that is the rate specified in this Note plus any additional rate resulting from any other charges in the nature of interest paid or to be paid in connection with this Note.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:
MANAGED CARE SOLUTIONS, INC.

X        Michael J. Kennedy
         AUTHORIZED OFFICER